REGISTRATION RIGHTS AGREEMENT


         THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of this 30th day of August, 2005, by and between EAGLE LAKE INCORPORATED, a Nevada corporation (the "Company"), and [see schedule] (a "Holder").

                                    PREMISES

         This Agreement shall govern the rights of the Holder respecting the registration under the Securities Act of the resale of securities owned by Holder and acknowledges that the Company expects that it will enter into registration rights agreements of similar tenor and effect respecting additional shares of Common Stock to be issued.

                                    AGREEMENT

         NOW, THEREFORE, based on the foregoing premises, which are incorporated herein by reference, and for and in consideration of the mutual promises and covenants of the parties set forth herein, the parties hereby agree as follows:

         1. Definitions. For purposes of this Agreement:

                  (a) "Agreement" shall mean this Agreement.

                  (b) "Common Stock" shall mean the common stock of the Company, par value $0.001 per share.

                  (c) "Company" has the meaning set forth in the introductory paragraph of this Agreement.

                  (d) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  (e) "Holder" means a holder of Registrable Securities, or any permitted assignee of any of the foregoing, if the transfer to such assignee has been recorded in the corporate books and records of the Company, in accordance with the provisions of this Agreement.

                  (f) "Holders" shall mean the Holder together with all other holders of Registrable Securities.

                  (g) "Initial Public Offering" means the Company's first public offering of its Common Stock registered under the Securities Act that is the subject of a firm underwriting commitment.

                  (h) "Initiating Holders" shall mean one or more Holders who demand that the Company file a registration statement in accordance with section 2(a).

                  (i) "Register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act and the declaration or ordering of effectiveness of such registration statement or document.

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                  (j) "Registrable Securities" means the Common Stock issued or issuable by the Company to the Holder and any Common Stock or other securities issued or issuable in respect of such shares upon any stock split, stock dividend, recapitalization, or similar event, or any Common Stock otherwise issued or issuable with respect to such shares, provided, however, that shares of Common Stock or other securities held by a particular Holder shall cease to be a Registrable Securities for purposes of this Agreement at such time as: (i) counsel to the Company renders an opinion to the Holder of such shares or security to the effect that such shares or security can be freely transferred without registration under the Securities Act, either through a sale of all of such securities of such Holder in a single 90-day period by satisfying all of the conditions of Rule 144 or otherwise (which counsel and opinion shall be reasonably acceptable to such Holder); (ii) counsel to such Holder of such shares or security renders an opinion to the Company to the effect that such shares or security can be freely transferred without registration under the Securities Act, either through a sale of all of such securities of such Holder in a single 90-day period by satisfying all of the conditions of Rule 144 or otherwise (which counsel and opinion shall be reasonably acceptable to the Company); (iii) securities for which a registration statement respecting the sale of such securities has become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement; (iv) such securities have been sold as permitted by Rule 144 (or any successor provision) under the Securities Act and the purchaser thereof does not receive "restricted securities" as defined in Rule 144; (v) such securities have been held, either separately or in the aggregate, to the extent tacking of holding periods is permitted under the Securities Act, for the period specified in paragraph (k) of Rule 144 (or any similar provision then in force), so as to permit the sale of such shares by such Holder, to the extent such Holder is eligible to rely on paragraph
         (k) of Rule 144, without restrictions on transfer under the Securities Act; or (vi) such securities shall have ceased to be outstanding.

                  (k) "Registration Expenses" shall mean all expenses incurred by the Company in complying with sections 2, 3, and 4 hereof, including all registration, qualification, and filing fees; printing expenses; escrow fees; fees and disbursements of counsel for the Company; fees and expenses incurred in qualifying the subject securities for resale in applicable states; and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company).

                  (l) "Securities Act" means the Securities Act of 1933, as amended, or any similar or successor federal statute and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time.

                  (m) "SEC" means the United States Securities and Exchange Commission.

                  (n) "Selling Expenses" shall mean all underwriting discounts, selling commissions, and stock transfer taxes applicable to the securities registered by the Holders and all fees and disbursements of counsel for the Holders.

                  (o) "Violation" has the meaning set forth in section 10(a) hereof.

         2. Demand Registration.

                  (a) Subject to the conditions of this section 2, if the Company shall receive a written request from the Initiating Holders that the Company file a registration statement under the Securities Act covering the registration of the Registrable Securities, then the

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

         Company shall promptly, but in any case not later than 45 days after the receipt thereof, give written notice of such request to all Holders and, subject to the limitations of this section 2, use its best efforts to effect, as soon as practicable, and in any event within 120 days of the receipt of such request, the registration under the Securities Act of all Registrable Securities that the Holders request to be registered.

                  (b) If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this section 2 or any request pursuant to section 4, and the Company shall include such information in the written notice it provides to the Holders referred to in section 2(a) or section 4(a), as applicable. In such event, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. A Holder may elect to include in such underwriting all or fewer than all of the Registrable Securities such Holder holds. All Holders proposing to distribute their securities through such underwriting shall, together with the Company, enter into an underwriting agreement in customary form and terms with the underwriter or underwriters selected for such underwriting by the Company, and customary selling stockholder documents, including a custody agreement and power of attorney. Prior to entering any underwriting agreement, the Company must agree to the terms of the underwriting, which consent will not be unreasonably withheld. Notwithstanding any other provision of this section 2 or section 4, if the underwriter advises the Company in writing that marketing factors require a limitation of the number of securities to be underwritten (including Registrable Securities), then the Company shall so advise all Holders of Registrable Securities that would otherwise be underwritten pursuant hereto, and the number of Registrable Securities that may be included in the underwriting shall be allocated: first, to the Holders on a pro rata basis based on the total number of Registrable Securities held by such Holders; and, second, to the Company; and, third, to any other selling stockholders of the Company on a pro rata basis based on the total number of securities held by each such selling stockholder.

                  (c) If a person who has requested inclusion in such registration as provided above does not agree to the terms of any such underwriting, such person shall be excluded therefrom by written notice from the Company, the underwriter, or the Initiating Holders. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall also be withdrawn from such registration. If shares are so withdrawn from the registration and if the number of shares to be included in such registration was previously reduced as a result of marketing factors pursuant to section 2(b), then the Company shall offer to all Holders who have not so withdrawn their securities from the registration the right to include additional securities in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among the Holders of Registrable Securities requesting additional inclusion in proportion (as nearly as practicable) to the amount of Registrable Securities owned by each such Holder. For any Holder that is a partnership or corporation, the partners, retired partners, and stockholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons, shall be deemed a single "Holder," and any pro rata reduction with respect to such "Holder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "Holder" as defined in this sentence.

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

                  (d) Notwithstanding the above provisions, the Company shall not be required to effect a registration pursuant to this section 2:

                           (i) if the anticipated aggregate offering price, net
                  of underwriting discounts and commissions, would not exceed $10,000,000;

                           (ii) prior to the earlier of (1) three years from the
                  date of this Agreement and (2) 180 days following the effective date of the registration statement pertaining to the Initial Public Offering;

                           (iii) after the Company has effected one registration
                  pursuant to this section 2, and such registrations have been declared or ordered effective; provided, however, that in the event that less than 50% of the Registrable Securities requested by the Holders to be registered are included in a registration due to limitations on the number of Registrable Securities that may be included in that registration in accordance with section 2(b) above, that registration shall not be treated as a registration for purposes of the foregoing limitation;

                           (iv) if, within 60 days of receipt of a written
                  request from the Initiating Holders pursuant to section 2(a), the Company gives notice to the Holders of the Company's intention to make a public offering within 180 days; provided that the Company makes reasonable good faith efforts to cause the registration statement in connection with any such public offering to become effective;

                           (v) if the Company shall furnish to Holders
                  requesting a registration statement pursuant to this section 2 a certificate signed by the chairman of the board of directors of the Company stating that in the good faith judgment of the board of directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be effected at such time, and the board of directors concludes, as a result, that it is therefore essential to defer such filing for a period of not more than 180 days after receipt of the request of the Initiating Holders; provided that such right to delay a request shall be exercised by the Company not more than once in any 12-month period;

                           (vi) if the Initiating Holders propose to dispose of
                  shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to section 4 below; or

                           (vii) during the period starting with the date of
                  filing of, and ending on the date 180 days following the effective date of, the registration statement pertaining to a public offering other than an offering made pursuant to section 2 or section 4 hereof; provided that the Company makes reasonable good faith efforts to cause such registration statement to become effective.

         3. Company Registration and Participatory Registration Rights.

                  (a) The Company shall notify all Holders of Registrable Securities in writing at least 30 days prior to the filing of any registration statement under the Securities Act for purposes of a public offering of securities of the Company, including a registration effected for stockholders other than the Holders, registration statements relating to its Initial Public Offering and to secondary

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

         offerings of securities of the Company, but excluding registration statements relating to employee benefit plans, exchange offers, or debt securities or with respect to corporate reorganizations or other transactions under Rule 145 of the Securities Act. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by it shall, within 20 days after receipt of the above-described notice from the Company, notify the Company in writing. In such written notification, a Holder may request that all or a part of a Holder's Registrable Securities be included in such registration. The Company shall, subject to the provisions of subsection (c) below, include in such registration (and any related qualification under state securities laws or other compliance) all the Registrable Securities that each such Holder has requested to be registered.

                  (b) If a Holder decides not to include all of its Registrable Securities, or if the number of Registrable Securities to be included is reduced to fewer than all of its Registrable Securities pursuant to subsection (c) below, in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

                  (c) If the registration statement under which the Company gives notice under this section 3 is for an underwritten offering, the Company shall so advise the Holders of Registrable Securities in the written notice provided pursuant to subsection (a) above. In such event, the right of any such Holder to be included in a registration pursuant to this section 3 shall be conditioned upon the Holder's participation in the underwriting and the inclusion of the Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through the underwriting shall enter into an underwriting agreement (together with the Company and the other Holders of securities of the Company with registration rights to participate therein distributing their securities through such underwriting) in customary form with the underwriter or underwriters selected for such underwriting by the Company and customary selling stockholder documents, including a custody agreement and power of attorney. The underwriting agreement in customary form and terms shall be subject to acceptance by the Company, which acceptance shall not be unreasonably withheld. Notwithstanding any other provision of the Agreement, if the underwriters determine in good faith that marketing factors require a limitation of the number of shares to be underwritten to ensure the success of the offering, the number of shares that may be included in the underwriting shall be allocated: first, to the Company; second, to the Holders on a pro rata basis based on the total number of Registrable Securities held by each such Holder; and, third, to any other selling stockholders of the Company on a pro rata basis based on the total number of securities held by each such selling stockholder.

                  (d) If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least 10 business days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration. If shares are so withdrawn from the registration and if the number of shares of Registrable Securities to be included in such registration was previously reduced as a result of marketing factors, the Company shall then offer to all persons who have not so withdrawn their securities from the registration and otherwise have the right to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated first to the Holders requesting additional inclusion on a pro rata basis, and, second, to any other selling stockholders of the Company

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

         requesting additional inclusion on a pro rata basis. For any Holder that is a partnership or corporation, the partners, retired partners, and stockholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons, shall be deemed a single "Holder," and any pro rata reduction with respect to such "Holder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "Holder" as defined in this sentence.

                  (e) The Company shall have the right to terminate or withdraw any registration initiated by it under this section 3 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration. The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with section 8 hereof.

         4. Form S-3 Registration.

                  (a) After the Company's Initial Public Offering or registration of its Common Stock under Section 12 of the Exchange Act, the Company shall use its best efforts to qualify for registration on Form S-3 or any comparable or successor form or forms. In case the Company shall receive from any Holder or Holders of Registrable Securities a written request or requests that the Company effect a registration on Form S-3 or any similar short-form registration statement and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

                           (i) promptly give written notice of the proposed
                  registration, and any related qualification or compliance, to all other Holders of Registrable Securities;

                           (ii) as soon as practicable, effect such registration
                  and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders, joining in such request as are specified in a written request given within 20 days after receipt of such written notice from the Company; and

                           (iii) subject to the foregoing, the Company shall
                  file a Form S-3 registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. Registrations effected pursuant to this section 4 shall not be counted as demands for registration pursuant to section 2.

                  (b) Notwithstanding the forgoing provisions, the Company shall not be obligated to effect any such registration, qualification, or compliance pursuant to this section 4:

                           (i) if Form S-3 (or any successor or similar form) is
                  not available for such offering by the Holders;

                           (ii) if less than one year has elapsed since the
                  effective date of the Initial Public Offering or the registration of the Company's Common Stock under Section 12 of the Exchange Act;

                           (iii) if the Holders, together with the holders of
                  any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and

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                  such other securities (if any) at an aggregate price to the public of less than $2,000,000;

                           (iv) if the Company shall furnish to the Holders a
                  certificate signed by the chairman of the board of directors or president of the Company stating that in the good faith judgment of the board of directors, it would be seriously detrimental to the Company and its stockholders for such Form S-3 registration to be effected at such time, and the board of directors concludes, as a result, that it is, therefore, essential to defer the filing of the Form S-3 registration statement for a period of not more than 180 days after receipt of the request of the Holder or Holders under this section 4; provided that such right to delay a request shall be exercised by the Company not more than once in any 12-month period;

                           (v) if the Company has effected one registration on
                  Form S-3 for the Holders pursuant to this section 4 in the preceding 12-month period, and such registrations have been declared or ordered effective; or

                           (vi) to the extent the Registrable Securities to be
                  included in such registration, qualification, or compliance for any single Holder exceeds the greater of 5% of the number of shares of Common Stock of the Company outstanding on the date of filing the registration statement or $750,000.

         5. Limitations on Subsequent Participatory Registration Rights. The Company has not, and from and after the date hereof the Company shall not, without the consent of the Holders of at least 50% of the Registrable Securities, enter into any agreement granting any Holder or prospective holder of any securities of the Company registration rights with respect to such securities unless such new registration rights, including market standoff obligations, are on a pari passu basis with or subordinate to those rights of the Holders hereunder.

         6. Obligations of the Company. Whenever required under this Agreement to effect the registration of any Registrable Securities, the Company shall proceed diligently and in good faith to:

                  (a) prepare and file with the SEC a registration statement with respect to such Registrable Securities and use commercially reasonable best efforts to cause such registration statement to become effective and keep such registration statement effective until the earliest of the passage of 180 days, until all Registrable Securities included therein have been sold by the selling Holder(s), or until the Company has received an opinion from its legal counsel that the sale of such securities is no longer required to be registered by reason of Rule 144(k) adopted under the Securities Act;

                  (b) use commercially reasonable best efforts to prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for a period of at least one year, excluding any period during which securities cannot be sold thereunder as described in subsection (f) of this section and section 7(b);

                  (c) furnish to the Holders of the Registrable Securities included in such registration statement such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;

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                  (d) use commercially reasonable best efforts to register and qualify the securities covered by such registration statement under such other or state securities laws of such jurisdictions as shall be reasonably requested by the Holders; provided that, the Company is not required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

                  (e) in the event of any underwritten public offering of Registrable Securities, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering;

                  (f) notify each Holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event that limits the Holder's ability to rely on such registration statement, including any event that results in the prospectus included in such registration statement, as then in effect, containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; any stop order issued by the SEC or any state securities agency; or the suspension or limitation of any state exemption on which the Company and the Holders are relying, in which case, the Company shall use commercially reasonable best efforts to file an amendment to update the registration statement to the extent necessary or to take other remedial action;

                  (g) cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed;

                  (h) provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration; and

                  (i) in the event of an underwritten public offering of Registrable Securities, use commercially reasonable best efforts to furnish, if required under the terms of the underwriting agreement, on the date that such Registrable Securities are to be delivered to the underwriters for sale in connection with a registration: (i) an opinion of the counsel representing the Company for the purposes of such registration, dated such date, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities, and (ii) a letter from the independent certified public accountants of the Company dated such date, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

         7. Cooperation by the Holder.

                  (a) Each Holder shall furnish to the Company in writing such information and affidavits as the Company may reasonably require from the Holders in connection with any registration, qualification, or compliance with respect to such Registrable Securities. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding the Holder, the Registrable

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         Securities and other securities in the Company held, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

                  (b) Upon receipt of any notice from the Company of the happening of any event of the kind described in subsection (f) of section 6, Holder will forthwith discontinue disposition of the Registrable Securities until Holder's receipt of the copies of the supplemented or amended prospectus contemplated by subsection (f) of section 6 or until it is advised in writing by the Company that the use of such prospectus may be resumed and has received copies of any additional or supplemental filings that are incorporated by reference in such prospectus, and if so directed by the Company, Holder will, or will request the managing underwriter or underwriters, if any, to, deliver to the Company all copies, other than permanent file copies then in Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

                  (c) At the end of any periods during which the Company is obligated to keep any registration statement current and effective as provided herein, Holder shall discontinue sales of securities pursuant to such registration statement upon receipt of notice from the Company of its intention to remove from registration the securities covered by such registration statement that remain unsold, and Holder shall notify the Company of the number of securities registered that remain unsold promptly after receipt of such notice from the Company.

                  (d) Holder acknowledges that the registration of the sale of the Registrable Securities or the availability of an exemption from registration in certain states may impose certain limitations and conditions on the manner and nature of such sales. The Company shall advise Holder in writing of such registration or exemption and the related limitations and conditions from time to time. Holder shall be solely responsible for Holder's own compliance with such limitations and conditions.

         8. Expenses of Registration. All Registration Expenses incurred in connection with any registration pursuant to sections 2, 3, and 4 shall be borne by the Company. All Selling Expenses in any such registration shall be borne by the Holders of Registrable Securities pro rata on the basis of the number of shares to be registered.

         9. Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

         10. Indemnification. In the event any Registrable Securities are included in a registration statement:

                  (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder whose Registrable Securities are included in a registration statement, any underwriter (as defined in the Securities Act) for such Holder, and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities to which they may become subject under the Securities Act, insofar as such losses, claims, damages, or liabilities arise out of or are based upon any of the following statements, omissions or violations (collectively, a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not

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         misleading; or (iii) any Violation or alleged Violation by the Company of the Securities Act or any rule or regulation promulgated under the Securities Act; and the Company will pay to each such Holder, underwriter, or controlling person any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter, or controlling person.

                  (b) To the extent permitted by law, each selling Holder whose Registrable Securities are included in a registration statement will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other Holder selling securities in such registration statement, and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities to which any of the foregoing persons may become subject under the Securities Act or the Exchange Act, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay any legal or other expenses reasonably incurred by any person intended to be indemnified in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld. Notwithstanding the foregoing provision, the Holder's indemnification obligation under this subsection shall not exceed the amount received by such Holder on the sale of securities pursuant to the registration statement.

                  (c) Promptly after receipt by an indemnified party of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this subsection, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this subsection, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this subsection.

                  (d) If the indemnification provided for in this section is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. Notwithstanding the foregoing provision, the contribution obligation of each Holder shall not exceed the amount received by that Holder from the sale of securities pursuant to the registration statement.

                  (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with an underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

                  (f) The obligations of the Company and Holders under this section shall survive the completion of any offering of Registrable Securities pursuant to a registration statement.

         11. Current Public Information. With a view to making available the benefits of certain rules and regulations of the SEC that may at any time permit the sale of the restricted securities to the public without registration, after such time as the Shares have been held, either separately or in the aggregate, to the extent tacking of holding periods is permitted under the Securities Act, to satisfy the requirements of paragraph (d) of Rule 144 through the date after which the restricted securities can be resold without restriction and without complying with Rule 144 pursuant to the provisions of paragraph (k) of Rule 144 or any successor rule, the Company agrees to use its best efforts to:

                  (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date that the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act;

                  (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act (at any time after it has become subject to such reporting requirements); and

                  (c) furnish to the Holders forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public) and of the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as the Holders may reasonably request in availing themselves of any rule or regulation of the SEC allowing a Holder to sell any such securities without registration.

         12. Transfer of Registration Rights. The rights and all related obligations under this Agreement shall automatically be transferred to and binding on any transferee or assignee of the Registrable Securities; provided that: (a) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (b) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement; (c) the transfer or assignment is in compliance with the Securities Act and applicable state securities law or an exemption from the registration requirements of the Securities Act and applicable state securities laws; and (d) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act.

         13. Market Stand Off Agreement. In order to facilitate the possibility of future public offerings of Common Stock, the Holder and any subsequent Holder agree that the shares of Common Stock included in the Registrable Securities will not be resold during a period commencing 15 days preceding the effective date of a registration statement under the Securities Act for a public offering for cash by the Company of its Common Stock or securities convertible into or exercisable or exchangeable for its Common Stock and continuing until the earlier of abandonment of the proposed public offering or 90 days following the date of the last closing in the public offering period, but not to exceed, in any event, 180 days. Holders of such securities shall cooperate with the Company in providing reasonable written assurances respecting the foregoing to the underwriter of any such public offering. During the above restricted period, Holders shall not directly or indirectly sell, offer to sell, contract to sell (including any short sale), grant any option to purchase, or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) shares of Common Stock included in the Registrable Securities at any time during such period except securities included in such registration. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions respecting such shares of Common Stock held by each Holder, which shall be binding on any assignee or successor of such Holder (and the shares or securities of every other person subject to the foregoing restriction), until the end of such restricted period. At the request of the company, the Holder will confirm in writing the foregoing covenant.

         14. Miscellaneous.

                  (a) Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including permitted transferees of any shares of Registrable Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                  (b) This Agreement shall be governed by and construed under the laws of the state of Nevada.

                  (c) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  (d) The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                  (e) This Agreement may be executed in one or more counterparts of like tenor, each of which shall be deemed an original, and all of which taken together shall be considered a single instrument.

                  (f) Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given if delivered personally, by facsimile transmission (if receipt is confirmed by the facsimile operator of the recipient), by overnight courier service, or by registered or certified mail (return receipt requested), postage prepaid, to the parties at the addresses indicated for such party on the signature page hereof. For the purposes of any notice required to be given to Holders, the Company can rely on the address for the registered holder of the securities in question as reflected on its stock transfer records, and such notice shall be deemed adequate notice to the original or any subsequent Holder. Any notice hereunder delivered in person or by facsimile (if receipt is confirmed by the facsimile operator of the recipient) shall be deemed given on the date hereof; any notice by registered or certified mail shall be deemed given three days after the date of mailing; and any notice by overnight courier shall be deemed given one day after the date so sent, provided that notices of a change of address shall be effective only upon receipt thereof.

                  (g) If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs, and necessary disbursements in addition to any other relief to which such party may be entitled.

                  (h) The parties hereby specifically acknowledge that monetary damages for breach of this Agreement may be difficult to determine and/or inadequate to compensate the parties for such breach and hereby agree that, in the event of any breach, the parties, in addition to any other remedies they may have under the terms of this Agreement or at law, shall have the right to bring an action in equity for an injunction against the breach or threatened breach or seeking specific performance of the obligations of the other party under the terms of this Agreement.

                  (i) Any term of this Agreement may be amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holders of at least two-thirds of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this subsection shall be binding upon each Holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities, and the Company.

                  (j) If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

                  (k) All shares of Registrable Securities held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

                  (l) This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                                     EAGLE LAKE INCORPORATED


                                                     ___________________________
                                                     Name: Howard S. Landa
                                                     Title: President

                                                     HOLDER


                                                     ___________________________
                                                     Signature


                                                     ___________________________
                                                     Printed Name

                                                     ___________________________
                                                     Number and Street

                                                     ___________________________
                                                     City, State, and Zip



                   Schedule of Registration Rights Agreements

On August 30, 2005, the Company executed Registration Rights Agreements in the foregoing form with the named executive officers indicated below:

         Gregory E. Johnston
         Brian M. Kelly
         Arie Levinkron
         Ernest T. Cammer III